UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2003

                        WORLDWIDE WIRELESS NETWORKS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA

                                     ------
                 (State or other jurisdiction of incorporation)

         0-27989                                         88-0286466
       ----------                                        ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

         770 The City Drive South, Suite 3700, Orange, California 92868
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 917-2468

                                 Not Applicable

     ----------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

                  Total number of pages in this document:     5
                                     ------


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
                                TABLE OF CONTENTS

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT . . . . . . . . . .   1

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS . . . . . . . .   1

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP . . . . . . . . . . . . .   1

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT . . . .   1

ITEM 5.  OTHER EVENTS . . . . . . . . . . . . . . . . . . . .   1

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT
                      OF NEW DIRECTORS  . . . . . . . . . . .   1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS  1

         SIGNATURES . . . . . . . . . . . . . . . . . . . . .   2

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          On December 12, 2003, Worldwide Wireless Networks, Inc filed a Motion to Amend its previously filed Plan of Reorganization. The Plan and the Motion have been filed with the U.S. Bankruptcy Court for the Central District of California

          A copy of the press release of the Company announcing the filing of the Amendment is attached hereto as Exhibit 99.7 and incorporated herein by reference.

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

          Not Applicable.

ITEM 5.   OTHER EVENTS

          Not  Applicable

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

          Not Applicable.

ITEM 7.   FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS  &  EXHIBITS

          (a)  Financial  Statements  of  Business  Acquired

               Not  Applicable.

          (b)  Pro  Forma  Financial  Information

               Not  Applicable.

          (c)  Exhibits

               99.7 Worldwide Wireless Files Motion to Amend Plan of Reorganization



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
SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       WORLDWIDE WIRELESS NETWORKS, INC.
                                           -------------------------
                                               (Registrant)


                             Date:  December 12, 2003


                                 /s/
                             -------------------------------------
                             Jerry Collazo, President and acting Chief Executive

                                INDEX TO EXHIBITS


Exhibit Number     Description
--------------     -----------
     99.7          Worldwide Wireless Files Motion to Amend Plan
                   of Reorganization


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